EXHIBIT 10.1
                                   AGREEMENT

     PREPARED AND SIGNED IN _________ ON THE 25 DAY OF THE MONTH JULY 2010

BETWEEN:         SECU-SYSTEM LTD (Reg. No. 511779266)
                 (hereinafter: "THE PLAINTIFF" or "SECU SYSTEM")

                                                                ON THE ONE PART;

AND BETWEEN:     1. SUPERCOM LTD (Reg. No. 511307704)
                 under its current name: Vuance Ltd, Public Company 5200440, hereinafter: "SUPERCOM".
                 2. KIRI TECHNOLOGIES VERIFICATION LTD (Reg. No. 512243635)
                 (under its current name: Inksure Ltd, hereinafter: "INKSURE")
                 (hereinafter jointly: "THE RESPONDENTS")

                                                             ON THE SECOND PART;

WHEREAS legal proceedings are being conducted between the parties to this agreement within the framework of CIVIL CASE 3120/99 SECU SYSTEM VS. SUPERCOM ET AL in the District Court of Tel Aviv (hereinafter: "THE ACTION");

AND WHEREAS      the parties wish to reach a settlement between them which will make the continuation of the litigation in the Court unnecessary;

AND WHEREAS      the parties have been referred by the Court to a mediation before His Honor the President (Ret.) of the District Court of
                 Tel Aviv. Mr. Uri Goren (hereinafter: "THE MEDIATOR").


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NOW THEREFORE IT IS DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS
FOLLOWS:

1. For final and total dismissal of the action, and without any party acknowledging the claims of the other party, the Respondents shall pay the Plaintiff the exact settlement amount as it shall be defined hereinafter, under the terms and on dates as detailed in this agreement.

THE SETTLEMENT AMOUNT

2.    The settlement amount shall be determined as follows:

      2.1. The settlement amount which shall be paid by the Respondents to the Plaintiff shall be within the range of NIS 1.5 million to NIS 2 million.

      2.2. The exact settlement amount shall be determined by the Mediator, after arguments shall be presented by the parties' attorneys, whose ruling shall obligate the parties.

            As previously noted, the settlement amount that shall be determined by the Mediator shall be within the above mentioned range (hereinafter: "THE EXACT SETTLEMENT AMOUNT").

DIVISION OF RESPONSIBILITY

3. The Respondents shall be responsible, each of them severally, for payment of half of the Exact Settlement Amount as defined above. In order to remove doubt, it is hereby clarified that each of the Respondents shall be responsible only for its share of the Exact Settlement Amount - that is 50% of it, and neither of the Respondents shall be responsible and/or shall guarantee the payment of the other Respondent's share of the Exact Settlement Amount.


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PAYMENT OF THE SETTLEMENT AMOUNT

4. Payment of the settlement amount shall be executed under the terms that shall be detailed hereinafter:

      4.1. Not later than 30 days from the date of the Mediator's ruling on the Exact Settlement Amount, Inksure shall deposit with Adv. David Moshevics its share of the Exact Settlement Amount - that is 50% of it.

            The sum shall be deposited in the trust account that shall be opened by Adv. Moshevics in the name of the Law Offices of Yossi Avraham and Co. for this purpose and shall be invested in conservative instruments (hereinafter: "THE TRUST ACCOUNT").

      4.2. Supercom shall pay into the Trust Account its share of the Exact Settlement Amount divided into ten monthly equal and consecutive payments starting from the 15th of the calendar month following the date of the Mediator's ruling until the completion of the payment of its share of the Exact Settlement Amount.

            To each payment linkage differences and 4% annual interest shall be added, calculated from the date of the Mediator's ruling until the date of each payment in practice.

            It is hereby clarified that a delay of up to 10 days shall not be considered a breach of Supercom's undertakings pursuant to this agreement.

            A delay of more than 10 days shall result in the balance of Supercom's debt becoming immediately due.

      4.3. Supercom reserves the right to pay its share of the Exact Settlement Amount on an earlier date than that stated in Section 4.2 above and completion of payment of Supercom's share of the Exact Settlement Amount at an earlier date shall be considered as fulfillment of its obligation pursuant to this agreement.


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      4.4.  Adv. Moshevics shall inform the Plaintiff's attorney each time that any sum shall be received in the Trust Account.

      4.5. Immediately after Supercom shall complete the transfer of its share of the Exact Settlement Amount to the Trust Account then the amount accumulated in the Trust Account shall be transferred, including interest, to the Plaintiff's attorney, Adv. Yehiel Kasher, according to his instructions.

CANCELLATION OF THE AGREEMENT BY THE PLAINTIFF

5.

      5.1. The Plaintiff shall be entitled to cancel this agreement in the event that Supercom fails to fulfill its payment obligations as noted above (hereinafter: "RIGHT TO CANCEL").

      5.2. The Right to Cancel may not be exercised by Plaintiff for non-payment of only one payment which Supercom is obligated to pay pursuant to this agreement, but only after the entire balance of the debt has become immediately due and 10 further days have passed.

      5.3. Inasmuch as the Plaintiff shall use the Right to Cancel, the monies deposited by Supercom and Inksure in the Trust Account up to the date of cancellation shall be returned to them.

      5.4. In the event that the Plaintiff shall make use of the Right to Cancel, a notice shall be filed with the Court in accordance with Appendix "A" of this agreement and the hearing of the action shall continue whereby all the parties reserve their rights and their claims prior to the mediation process.

      5.5. The Plaintiff is entitled to give notice at any time that it waives the right to cancel and in such case all the monies that accumulated in the Trust Account, including interest, shall be transferred to the Plaintiff's attorney, and this agreement shall become final and cancellation of it shall not be permitted.

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            For the avoidance of doubt, in the aforementioned event, the
            Plaintiff shall continue to be entitled to full payment of Supercom's share of the Exact Settlement Amount in the settlement agreement and shall be permitted to rely on the ruling that shall validate this settlement agreement.

      5.6. It is hereby clarified that inasmuch as the Plaintiff shall not deliver a notice of cancellation within 21 days from the date on which Supercom was supposed to deposit the final payment pursuant to
            Section 4.2 above, the Plaintiff shall be considered as having waived the Right to Cancel, and all that it entails, and the monies deposited in the Trust Account shall be transferred to Plaintiff's attorney, Adv. Yehiel Kasher.

WAIVER OF CLAIMS AND ACTIONS

6. The parties declare that this agreement, subject to fulfilling the terms stated herein, brings to a conclusion all the claims of the parties against each other, and shall be deemed a waiver by the Plaintiff of any claim that it has had and/or shall have against the Respondents, in relation to the existence and/or non-existence of an injunction granted by the District Court on 15.3.06.

      For the avoidance of doubt, the abovementioned applies also to the shareholders of the parties and/or their representatives and/or their officers and/or holders of other positions of the parties and/or their employees.

      It is clarified that this section shall apply and shall obligate the parties even in the event that the Plaintiff shall waive the Right to Cancel pursuant to the instructions of Section 5.5 above and/or Section
      5.6 above.

NOTICE TO THE COURT

7.

      7.1. Following their respective signatures on this agreement, the parties shall present, jointly, an agreed notice and petition to the Court, within the framework of which they shall notify that they have reached a conditional settlement agreement, and all as aforementioned in a notice attached as Appendix "B" to this agreement.

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      7.2.  Immediately after Supercom shall meet its obligations pursuant to this agreement and immediately after the Plaintiff shall waive its Right to Cancel pursuant to the instructions of this agreement, a joint notice by the parties shall be sent to the District Court in Tel Aviv, in the attached form of Appendix "C" of this agreement, and within its framework the parties shall ask the Court to validate the ruling for the settlement agreement and to instruct the cessation of the legal proceedings in this matter.

GENERAL INSTRUCTION

8. All the appendices mentioned in this agreement shall be signed by the parties' attorneys and shall be held by the Plaintiff's attorney who shall make use of them only pursuant to the instructions of this agreement.

           AND IN WITNESS THEREOF THE PARTIES HEREBY PUT THEIR HANDS:

/s/ Adv. Yechiel Kasher                    /s/ Adv. David Moshevics
-----------------------                    ------------------------
Secu System                                Supercom
                                           By its attorney, Adv. David Moshevics
                                           Yossi Avraham and Co.

                                           /s/ Adv. David Moshevics
                                           ------------------------
                                           Inksure
                                           By its attorney, Adv. David Moshevics
                                           Yossi Avraham and Co.

                                                           APPENDIX A

District Court                                             Civil Case 3120/99

IN TEL AVIV-JAFFA                                          BEFORE THE HONOURABLE

                                                           JUDGE GADOT

SECU-SYSTEM LTD (Reg. No. 511779266)

By Advs. Prof. Yuval Levy and/or Ofer Levy and/or Yehiel Kasher and/or Tamar Krungrad and/or Nir Kahet and/or Idit Reiter and/or Tomer Maharshak and/or David Van Kula and/or Ohad Maimon and/or Yigal Kave and/or Dana Elmelach and/or Ziv Vasserzog and/or Sigal Shapira and/or Eyal Kleinmintz and/or Amit Golan and/or Eyal Ofer and/or Neta Hadar and/or Ruth Stern-Weiss and/or Ofer Shuval and/or Aviad Lahmanovitz and/or Hadar Gonen-Gratz and/or Michal Lev and/or Michal Shenhav and/or Tehila Pink-Banishu and/or Yaron Cohen and/or Roey Brunner, Attorneys, of 8 Nes Ziona Street, Tel Aviv, 63904. Tel: 03-5172303; Fax:
03-5164185. Office@yuvalaw.co.il

                                                                  THE PLAINTIFF;

VS.

1. SUPERCOM LTD (Reg. No. 511307704)
(under its current name: Vuance Ltd, Public Company 5200440-4)

2. KIRI TECHNOLOGIES VERIFICATION LTD (Reg. No. 512243635)
(under its current name: Inksure Ltd)

By Advs. Yossi Avraham and Co., Law Offices
3 Daniel Frisch Street, "The Tower", Tel Aviv 64731
Tel: 03-6086888, Fax: 03-6963801

                                                                THE RESPONDENTS;


                                       1
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                       MOTION FOR RENEWAL OF PROCEEDINGS

The parties hereby notify the Honourable Court that the option of conclusion of proceedings out of court within the framework of the settlement agreement (regarding which the parties notified the Court) is no forthcoming.

In the light of the above the Honourable Court is requested to set a date for a hearing as soon as possible (in accordance with its calendar) in order to continue the proceedings from the place they were halted.

This notice is delivered to the Court with the consent of both the parties in this case.

------------------------------------ -------------------------------------------
                                                /s/ David Moshevics
------------------------------------ -------------------------------------------
         Yehiel Kasher, Adv.                    David Moshevics, Adv.
     Attorney for the Plaintiff              Attorney for the Respondents
------------------------------------ -------------------------------------------

                                                              APPENDIX B

District Court                                                Civil Case 3120/99

IN TEL AVIV-JAFFA                                             BEFORE HONOURABLE

                                                              JUDGE GADOT


SECU-SYSTEM LTD (Reg. No. 511779266)

By Advs. Prof. Yuval Levy and/or Ofer Levy and/or Yehiel Kasher and/or Tamar Krungrad and/or Nir Kahet and/or Idit Reiter and/or Tomer Maharshak and/or David Van Kula and/or Ohad Maimon and/or Yigal Kave and/or Dana Elmelach and/or Ziv Vasserzog and/or Sigal Shapira and/or Eyal Kleinmintz and/or Amit Golan and/or Eyal Ofer and/or Neta Hadar and/or Ruth Stern-Weiss and/or Ofer Shuval and/or Aviad Lahmanovitz and/or Hadar Gonen-Gratz and/or Michal Lev and/or Michal Shenhav and/or Tehila Pink-Banishu and/or Yaron Cohen and/or Roey Brunner, Attorneys, of 8 Nes Ziona Street, Tel Aviv, 63904. Tel: 03-5172303; Fax:
03-5164185. Office@yuvalaw.co.il

                                                                  THE PLAINTIFF;

VS.

1. SUPERCOM LTD (Reg. No. 511307704)
(under its current name: Vuance Ltd, Public Company 5200440-4)

2. KIRI TECHNOLOGIES VERIFICATION LTD (Reg. No. 512243635)
(under its current name: Inksure Ltd)

By Advs. Yossi Avraham and Co., Law Offices
3 Daniel Frisch Street, "The Tower", Tel Aviv 64731
Tel: 03-6086888, Fax: 03-6963801

                                                                THE RESPONDENTS;
                                       3
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   NOTICE IN THE MATTER OF THE SETTLEMENT AGREEMENT AND MOTION TO SET A DATE

The parties in this case hereby notify the Honourable Court that within the framework of the mediation proceedings to which the parties turned to at the recommendation of the Honourable Court, the parties have reached a settlement agreement.

In the light of the fact that within the framework of the settlement agreement there are undertakings which would continue over a significant number of months (and the failure to do so could bring about the renewal of the proceedings), the settlement agreement is not enabling, at this time, the conclusion of the aforementioned proceedings.

In light of the aforementioned the Honourable Court is requested to set a date for a reminder hearing during the month of September 2011. The parties shall update the Honourable Court with regard to the implementation of the settlement agreement and the conclusion of the proceedings in question, if possible, before the date of the hearing requested above.

------------------------------------ -------------------------------------------
                                                /s/ David Moshevics
------------------------------------ -------------------------------------------
         Yehiel Kasher, Adv.                    David Moshevics, Adv.
     Attorney for the Plaintiff              Attorney for the Respondents
------------------------------------ -------------------------------------------

                                                           APPENDIX C

District Court                                             Civil Case 3120/99

IN TEL AVIV-JAFFA                                          BEFORE THE HONOURABLE

                                                           JUDGE GADOT

SECU-SYSTEM LTD (Reg. No. 511779266)

By Advs. Prof. Yuval Levy and/or Ofer Levy and/or Yehiel Kasher and/or Tamar Krungrad and/or Nir Kahet and/or Idit Reiter and/or Tomer Maharshak and/or David Van Kula and/or Ohad Maimon and/or Yigal Kave and/or Dana Elmelach and/or Ziv Vasserzog and/or Sigal Shapira and/or Eyal Kleinmintz and/or Amit Golan and/or Eyal Ofer and/or Neta Hadar and/or Ruth Stern-Weiss and/or Ofer Shuval and/or Aviad Lahmanovitz and/or Hadar Gonen-Gratz and/or Michal Lev and/or Michal Shenhav and/or Tehila Pink-Banishu and/or Yaron Cohen and/or Roey Brunner, Attorneys, of 8 Nes Ziona Street, Tel Aviv, 63904. Tel: 03-5172303; Fax:
03-5164185. Office@yuvalaw.co.il

                                                                  THE PLAINTIFF;


VS.

1. SUPERCOM LTD (Reg. No. 511307704)
(under its current name: Vuance Ltd, Public Company 5200440-4)


2. KIRI  TECHNOLOGIES  VERIFICATION LTD (Reg. No. 512243635)
(under its current name: Inksure Ltd)

By Advs. Yossi Avraham and Co., Law Offices
3 Daniel Frisch Street, "The Tower", Tel Aviv 64731
Tel: 03-6086888, Fax: 03-6963801

                                                                THE RESPONDENTS;

                                       5
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              MOTION FOR ADJUDICATION OF THE SETTLEMENT AGREEMENT

Further to the parties' notice regarding the settlement agreement, the parties hereby request the Honourable Court to adjudicate the settlement agreement, a copy of which is attached to this Petition as APPENDIX A, in a way that would put an end to the aforementioned proceedings.

------------------------------------ -------------------------------------------
                                                /s/ David Moshevics
------------------------------------ -------------------------------------------
         Yehiel Kasher, Adv.                    David Moshevics, Adv.
     Attorney for the Plaintiff              Attorney for the Respondents
------------------------------------ -------------------------------------------

                                       6